NATIONWIDE MUTUAL FUNDS
Nationwide Bond Fund
Nationwide Core Plus Bond Fund
Nationwide Government Bond Fund
Nationwide Government Money Market Fund
Nationwide HighMark Bond Fund
Nationwide HighMark California Intermediate Tax Free Bond Fund
Nationwide HighMark National Intermediate Tax Free Bond Fund
Nationwide HighMark Short Term Bond Fund
Nationwide High Yield Bond Fund
Nationwide Inflation-Protected Securities Fund
Nationwide Ziegler Wisconsin Tax Exempt Fund

Supplement dated July 7, 2017
to the Prospectus dated February 28, 2017 (as revised May 24, 2017)

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

1.	Effective August 1, 2017:
a.	The table under the heading "Portfolio Management – Portfolio Managers" on page 4 of the Prospectus is hereby deleted in its entirety and replaced with the following:

Portfolio Manager	Title	Length of Service with Fund
Gary S. Davis, CFA	Senior Investment Professional	Since 2004
Corsan Maley	Senior Investment Professional	Since 2016

b.	The table under the heading "Portfolio Management – Portfolio Managers" on page 12 of the Prospectus is hereby deleted in its entirety and replaced with the following:

Portfolio Manager	Title	Length of Service with Fund
Gary R. Hunt, CFA	Senior Investment Professional	Since 1997
Chad W. Finefrock, CFA	Senior Investment Professional	Since 2016

c.	The table under the heading "Portfolio Management – Portfolio Managers" on page 38 of the Prospectus is hereby deleted in its entirety and replaced with the following:

Portfolio Manager	Title	Length of Service with Fund
Gary R. Hunt, CFA	Senior Investment Professional	Since 2012
Chad W. Finefrock, CFA	Senior Investment Professional	Since 2016

d.	The information under the heading "Portfolio Management – Nationwide Bond Fund" on page 67 of the Prospectus is hereby deleted in its entirety and replaced with the following:

Gary S. Davis, CFA, and Corsan Maley are co-portfolio managers of the Nationwide Bond Fund and are responsible for the day-to-day management of the Fund, including the selection of the Fund's investments.
Mr. Davis joined Nationwide Mutual, the parent company of NWAM, in 1998 as a senior portfolio manager and is currently a Senior Investment Professional. He manages or co-manages other institutional fixed-income accounts for Nationwide Mutual. Mr. Davis earned his bachelor's degree in finance from Wright State University and is a CFA® charterholder.
Mr. Maley joined Nationwide Mutual, the parent company of NWAM, in 1998 to establish and manage Nationwide Mutual's derivative trading operations. He is currently a Senior Investment Professional and manages pension plan and separate account clients for Nationwide Mutual and its affiliates. Mr. Maley earned his bachelor's degree in economics from the University of Chicago.
e.
The information under the heading "Portfolio Management – Nationwide Government Bond Fund and Nationwide Inflation-Protected Securities Fund" on page 67 of the Prospectus is hereby deleted in its entirety and replaced with the following:

Gary R. Hunt, CFA, and Chad W. Finefrock, CFA, are co-portfolio managers with joint responsibility for the day-to-day management of the Funds, including the selection of the Funds' investments.
Mr. Hunt joined Nationwide Mutual, the parent company of NWAM, in 1992 as a securities analyst. He is currently a Senior Investment Professional and manages or co-manages multi-asset class portfolios for Nationwide Mutual and its affiliates. Mr. Hunt earned his bachelor's degree in business administration, an MBA from The Ohio State University and is a CFA® charterholder.
Mr. Finefrock joined Nationwide Mutual, the parent company of NWAM, in 2001. He is a Senior Investment Professional and is responsible for trading U.S. Treasury securities, U.S. government agency debt securities, mortgage-backed securities and derivatives for Nationwide Mutual and its affiliates. Mr. Finefrock earned a bachelor's degree in risk management and insurance from The Ohio State University, an MBA from the University of Oxford and is a CFA® charterholder.
2.	Effective immediately, the paragraph under the heading "Class C Shares" on page 72 of the Prospectus is hereby deleted and replaced with the following:
Class C shares may be appropriate if you are uncertain how long you will hold your shares. If you redeem your Class C shares within the first year after purchase, you must pay a CDSC as shown in the Fund's applicable expense table. Purchases of Class C shares are limited to a maximum amount of $1 million (calculated based on one-year holding period), and larger investments may be rejected.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE